MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                                 INDEX 500 Fund
                   UTILITIES AND TELECOMMUNICATIONS FOCUS FUND

                    Supplement dated November 9, 2001 to the
                         Prospectus dated April 17, 2001

     THE CAPTION IN THE SECTION OF THE INDEX 500 FUND'S PROSPECTUS ENTITLED "ABOUT THE PORTFOLIO MANAGER" APPEARING ON PAGE 8 IS CHANGED TO "ABOUT THE PORTFOLIO MANAGEMENT TEAM" AND THE INFORMATION IN THAT SECTION IS REVISED BY DELETING SUCH INFORMATION AND ADDING THE FOLLOWING:

     The Fund is managed by MLIM Index Fund Management Group.

     THE INFORMATION IN THE SECTION OF THE UTILITIES AND TELECOMMUNICATIONS FOCUS FUND'S PROSPECTUS CAPTIONED "ABOUT THE PORTFOLIO MANAGER" APPEARING ON PAGE 8 IS REVISED BY DELETING SUCH INFORMATION AND ADDING THE FOLLOWING:

     Kathleen Anderson has been the Portfolio Manager of the Fund since November 2001. Ms. Anderson has been an Associate Portfolio Manager of MLIM since 1998, and was a Research Analyst of MLIM from 1993 to 1998.



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                    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                    Supplement dated November 9, 2001 to the
            Statement of Additional Information dated April 17, 2001

     THE SECTION IN THE STATEMENT OF ADDITIONAL INFORMATION CAPTIONED "MANAGEMENT OF THE COMPANY" BEGINNING ON PAGE 27 IS AMENDED AS FOLLOWS:

     The biography of Eric S. Mitofsky appearing on page 28 is hereby removed.

     The biography of Walter D. Rogers appearing on page 28 is hereby removed, and is replaced by the following biography of Kathleen Anderson who is primarily responsible for the day-to-day management of the Utilities and Telecommunications Focus Fund's portfolio.

     Kathleen Anderson (42) - Portfolio Manager (1)(2) - Associate Portfolio Manager of MLIM since 1998; Research Analyst of MLIM from 1993 to 1998.